Exhibit 99.a

SCHEDULE I

Set forth below is the name, position and present principal occupation of each of the general partners of Warburg Pincus & Co. (“WP”) and members of Warburg Pincus LLC (“WP LLC”). The sole general partner of Warburg Pincus Private Equity VIII, L.P. (“WP VIII”) is Warburg Pincus Partners, LLC (“WP Partners LLC”), a subsidiary of WP. WP VIII is managed by WP LLC. WP VIII, WP LLC, WP Partners LLC and WP are hereinafter collectively referred to as the “Warburg Reporting Entities”. Except as otherwise indicated, the business address of each of such persons is c/o Warburg Pincus & Co., 466 Lexington Avenue, New York, New York 10017, and each of such persons is a citizen of the United States.

GENERAL PARTNERS OF WP

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP, AND POSITIONS WITH THE WARBURG REPORTING ENTITIES
Joel Ackerman	Partner of WP; Member and Managing Director of WP LLC
Scott A. Arenare	Partner of WP; Member and Managing Director of WP LLC
Gregory Back	Partner of WP; Member and Managing Director of WP LLC
David Barr	Partner of WP; Member and Managing Director of WP LLC
Harold Brown	Partner of WP; Member and Managing Director of WP LLC
Sean D. Carney	Partner of WP; Member and Managing Director of WP LLC
Mark Colodny	Partner of WP; Member and Managing Director of WP LLC
David A. Coulter	Partner of WP; Member and Managing Director of WP LLC
Timothy J. Curt	Partner of WP; Member and Managing Director of WP LLC
W. Bowman Cutter	Partner of WP; Member and Managing Director of WP LLC
Cary J. Davis	Partner of WP; Member and Managing Director of WP LLC
Michael Graff	Partner of WP; Member and Managing Director of WP LLC
Patrick T. Hackett	Partner of WP; Member and Managing Director of WP LLC
Jeffrey A. Harris	Partner of WP; Member and Managing Director of WP LLC
Stewart J. Hen	Partner of WP; Member and Managing Director of WP LLC
William H. Janeway	Partner of WP; Member and Vice Chairman of WP LLC
Julie A. Johnson Staples	Partner of WP; Member and Managing Director of WP LLC
Chansoo Joung	Partner of WP; Member and Managing Director of WP LLC
Peter R. Kagan	Partner of WP; Member and Managing Director of WP LLC
Charles R. Kaye	Managing General Partner of WP; Managing Member and Co-President of WP LLC
Henry Kressel	Partner of WP; Member and Managing Director of WP LLC
Kevin Kruse	Partner of WP; Member and Managing Director of WP LLC
Joseph P. Landy	Managing General Partner of WP; Managing Member and Co-President of WP LLC
Sidney Lapidus	Partner of WP; Member and Managing Director of WP LLC
Kewsong Lee	Partner of WP; Member and Managing Director of WP LLC
Jonathan S. Leff	Partner of WP; Member and Managing Director of WP LLC
Philip Mintz	Partner of WP; Member and Managing Director of WP LLC
Rodman W. Moorhead III	Partner of WP; Member and Managing Director of WP LLC
James Neary	Partner of WP; Member and Managing Director of WP LLC
Bilge Ogut	Partner of WP; Member and Managing Director of WP LLC
Dalip Pathak	Partner of WP; Member and Managing Director of WP LLC
Lionel I. Pincus	Partner of WP; Member and Chairman of WP LLC
Michael F. Profenius	Partner of WP; Member and Managing Director of WP LLC
Stan Raatz	Partner of WP; Member and Managing Director of WP LLC
Henry B. Schacht	Partner of WP; Member and Managing Director of WP LLC
Steven G. Schneider	Partner of WP; Member and Managing Director of WP LLC
Mimi Strouse	Partner of WP; Member and Managing Director of WP LLC
Patrick Sullivan	Partner of WP; Member and Managing Director of WP LLC
Barry Taylor	Partner of WP; Member and Managing Director of WP LLC
Christopher H. Turner	Partner of WP; Member and Managing Director of WP LLC
John L. Vogelstein	Partner of WP; Member and Vice Chairman of WP LLC
John R. Vrolyk	Partner of WP; Member and Managing Director of WP LLC
Elizabeth H. Weatherman	Partner of WP; Member and Managing Director of WP LLC
David J. Wenstrup	Partner of WP; Member and Managing Director of WP LLC
Rosanne Zimmerman	Partner of WP; Member and Managing Director of WP LLC
Pincus & Company LLC*
NL & Co.**
Warburg Pincus VP Partnership, L.P.***

*                                         New York limited liability company; primary activity is ownership interest in WP and WP LLC

**                                  New York limited partnership; primary activity is ownership interest in WP

***                           Delaware limited partnership; primary activity is ownership interest in WP

MEMBERS OF WP LLC

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP LLC, AND POSITIONS WITH THE WARBURG REPORTING ENTITIES
Joel Ackerman	Member and Managing Director of WP LLC; Partner of WP
Scott A. Arenare	Member and Managing Director of WP LLC; Partner of WP
Gregory Back	Member and Managing Director of WP LLC; Partner of WP
David Barr	Member and Managing Director of WP LLC; Partner of WP
Harold Brown	Member and Managing Director of WP LLC; Partner of WP
Sean D. Carney	Member and Managing Director of WP LLC; Partner of WP
Stephen John Coates (1)	Member and Managing Director of WP LLC
Mark Colodny	Member and Managing Director of WP LLC; Partner of WP
David A. Coulter	Member and Managing Director of WP LLC; Partner of WP
Timothy J. Curt	Member and Managing Director of WP LLC; Partner of WP
W. Bowman Cutter	Member and Managing Director of WP LLC; Partner of WP
Cary J. Davis	Member and Managing Director of WP LLC; Partner of WP
Rajiv Ghatalia (2)	Member and Managing Director of WP LLC
Michael Graff	Member and Managing Director of WP LLC; Partner of WP
Patrick T. Hackett	Member and Managing Director of WP LLC; Partner of WP
Jeffrey A. Harris	Member and Managing Director of WP LLC; Partner of WP
Stewart J. Hen	Member and Managing Director of WP LLC; Partner of WP
William H. Janeway	Member and Vice Chairman of WP LLC; Partner of WP
Julie A. Johnson Staples	Member and Managing Director of WP LLC; Partner of WP
Chansoo Joung	Member and Managing Director of WP LLC; Partner of WP
Peter R. Kagan	Member and Managing Director of WP LLC; Partner of WP
Charles R. Kaye	Managing Member and Co-President of WP LLC; Managing General Partner of WP
Rajesh Khanna (2)	Member and Managing Director of WP LLC
Henry Kressel	Member and Managing Director of WP LLC; Partner of WP
Kevin Kruse	Member and Managing Director of WP LLC; Partner of WP
Joseph P. Landy	Managing Member and Co-President of WP LLC; Managing General Partner of WP
Sidney Lapidus	Member and Managing Director of WP LLC; Partner of WP
Kewsong Lee	Member and Managing Director of WP LLC; Partner of WP
Jonathan S. Leff	Member and Managing Director of WP LLC; Partner of WP
Jeff Leng (3)	Member and Managing Director of WP LLC
David Li (4)	Member and Managing Director of WP LLC
Nicholas J. Lowcock (1)	Member and Managing Director of WP LLC
Philip Mintz	Member and Managing Director of WP LLC; Partner of WP
Rodman W. Moorhead III	Member and Managing Director of WP LLC; Partner of WP
James Neary	Member and Managing Director of WP LLC; Partner of WP
Bilge Ogut	Member and Managing Director of WP LLC; Partner of WP
Dalip Pathak	Member and Managing Director of WP LLC; Partner of WP
Lionel I. Pincus	Member and Chairman of WP LLC; Partner of WP
Pulak Chandan Prasad (2)	Member and Managing Director of WP LLC
Michael F. Profenius	Member and Managing Director of WP LLC; Partner of WP
Stan Raatz	Member and Managing Director of WP LLC; Partner of WP
Henry B. Schacht	Member and Managing Director of WP LLC; Partner of WP
Steven G. Schneider	Member and Managing Director of WP LLC; Partner of WP
Joseph C. Schull (5)	Member and Managing Director of WP LLC
Mimi Strouse	Member and Managing Director of WP LLC; Partner of WP
Patrick Sullivan	Member and Managing Director of WP LLC; Partner of WP
Chang Q. Sun (4)	Member and Managing Director of WP LLC
Barry Taylor	Member and Managing Director of WP LLC; Partner of WP
Christopher H. Turner	Member and Managing Director of WP LLC; Partner of WP
Simon Turton (1)	Member and Managing Director of WP LLC
John L. Vogelstein	Member and Vice Chairman of WP LLC; Partner of WP
John R. Vrolyk	Member and Managing Director of WP LLC; Partner of WP
Elizabeth H. Weatherman	Member and Managing Director of WP LLC; Partner of WP
David J. Wenstrup	Member and Managing Director of WP LLC; Partner of WP
Peter Wilson (1)	Member and Managing Director of WP LLC
Jeremy S. Young (1)	Member and Managing Director of WP LLC
Rosanne Zimmerman	Member and Managing Director of WP LLC; Partner of WP
Pincus & Company LLC*

(1)          Citizen of United Kingdom

(2)          Citizen of India

(3)          Citizen of China

(4)          Citizen of Hong Kong

(5)          Citizen of Canada

*  New York limited liability company; primary activity is ownership interest in WP and WP LLC

EXHIBIT A

Joint Filing Agreement

The undersigned hereby agree that the statement on Schedule 13D with respect to the common stock, par value $0.01 per share, of TransDigm Group Incorporated, a Delaware corporation, is and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: March 30, 2006	TD GROUP HOLDINGS, LLC
By: Warburg Pincus Private Equity VIII, L.P., its Managing Member

By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ SCOTT A. ARENARE
Name:	Scott A. Arenare
Title:	Partner

Dated: March 30, 2006	WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
By: Warburg Pincus Partners LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ SCOTT A. ARENARE
Name: Scott A. Arenare
Title: Partner

Dated: March 30, 2006	WARBURG PINCUS & CO.

	By:	/s/ SCOTT A. ARENARE
Name: Scott A. Arenare
Title: Partner

Dated: March 30, 2006	WARBURG PINCUS LLC

	By:	/s/ SCOTT A. ARENARE
Name: Scott A. Arenare
Title: Member and Managing Director

Dated: March 30, 2006	WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ SCOTT A. ARENARE
Name: Scott A. Arenare
Title: Partner